CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We have issued our report dated January 5, 1998 accompanying the financial statements of Travis Industries, Inc. incorporated by reference in the Registration Statement Form S-8. We consent to the use of the aforementioned report in the Registration Statement.



                       /s/ Schumacher & Associates, Inc.
                           12835 East Arapahoe Road
                           Tower II, Suite 110-B
                           Englewood, CO 80112 April 9, 1998